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Tennessee Gas Pipeline               1010 Milam Street                    [LOGO]
A Tenneco Company                    P.O. Box 2511
                                     Houston Texas 77252-2511
                                     (713) 757-2131

                                                                   EXHIBIT 10.16

                                     July 21, 1995

Mr. Allen R. Neale
Essex County Gas Co
7 North Hunt Road; P.O. Box 500
Amesbury, MA 01913

                                         Re: Amendment No. 1 to Gas Storage
                                             Contract Dated December 1, 1994
                                             Service Package No. 2272

Dear Allen:

TENNESSEE GAS PIPELINE COMPANY (TENNESSEE) AND ESSEX COUNTY GAS CO (ESSEX) agree to amend the above referenced gas storage contract effective July 1, 1995, to increase the Maximum Daily Withdrawal Quantity (MDWQ) when Shipper's storage balance is equal to or less than 30% of the Maximum Storage Quantity (MSQ) and 20% of the MSQ, respectively, as reflected in the attached Exhibit A-1 and as described below.

The parties agree to amend Article I of the subject gas storage contract as follows:

Following the commencement of services hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 5,476 dekatherms (Dth) and Maximum Storage Quantity (MSQ) of 821,460 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 10,466 Dth; provided however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 9,540 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 5,322 Dth. For demand charge purposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

Except as amended herein, all terms and provisions of the above referenced gas storage contract shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.
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Tennessee Gas Pipeline

ESSEX COUNTY GAS CO
July 21, 1995
Page 2
Contract Number: 2272
Amendment number: 1
Amendment effective date: July 1, 1995

Should you have any questions, please do not hesitate to contact me at (713) 757-5125.

                                   Sincerely,


                                   /s/ John L. Templet

                                   John L. Templet
                                   Account Manager


ACCEPTED AND AGREED TO
This _____ day of ___________, 1995.


TENNESSEE GAS PIPELINE COMPANY


By: __________________________________
Title: Agent and Attorney-in-Fact

Date: ________________________________


ACCEPTED AND AGREED TO
This _____ day of ___________, 1995.


ESSEX COUNTY GAS CO


By: __________________________________

Title: _______________________________

Date: ________________________________
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                          GAS STORAGE SERVICE AGREEMENT

                                  EXHIBIT "A-1"
                            SHOWING REQUESTED CHANGES
                      AMENDMENT #1 TO GAS STORAGE CONTRACT
                             DATED December 1, 1994
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                            ESSEX COUNTY GAS COMPANY

SERVICE PACKAGE MSQ: 821,460 Dth
MAXIMUM DAILY INJECTION QUANTITY: 5,476 Dth

MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):

 STORAGE BALANCE     STORAGE BALANCE     MAXIMUM DAILY WITHDRAWAL
    FROM DTH             TO DTH                QUANTITY DTH

     246,439             821,460             10,466 Ratchet 0
     164,293             246,438              9,540 Ratchet 1
           0             164,292              5,322 Ratchet 2

SERVICE POINT: Compressor Station 313
INJECTION METER: 060018 TGP-NORTHERN STORAGE INJECTION
WITHDRAWAL METER: 070018 TGP-NORTHERN STORAGE WITHDRAWAL

  STORAGE     STORAGEMDIQ
METER       METER NAME                   COUNTY   ST   ZONE   I/W   LEG   BALANCE FROM    BALANCE TO     MDWQ
060018  TGP-NORTHERN STORAGE INJECTION   POTTER   PA    04     I    300                                  5,476

070018  TGP-NORTHERN STORAGE WITHDRAWAL  POTTER   PA    04     W    300     246,439         821,460      10,466 Ratchet 0
                                                                            164,293         246,438       9,540 Ratchet 1
                                                                                  0         164,292       5,322 Ratchet 2